                            POWER OF ATTORNEY


We, the undersigned directors and officers of Aetna Life and Casualty Company (the "Company"), hereby severally constitute and appoint Zoe Baird, Richard L. Huber and Robert J. Price, and each of them individually, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names and in the capacities indicated below, the Company's 1995 Form 10-K and any and all amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to the Form 10-K and to any and all amendments thereto.

WITNESS our hands and common seal on this 16th day of February, 1996.






_____________________________             ______________________________
Ronald E. Compton                         Ellen M. Hancock
Chairman, President and Director          Director
(Principal Executive Officer)


/s/ Wallace Barnes
_____________________________             ______________________________
Wallace Barnes                            Michael H. Jordan
Director                                  Director



_____________________________             ______________________________
William H. Donaldson                      Jack D. Kuehler
Director                                  Director



_____________________________             ______________________________
Barbara Hackman Franklin                  Frank R. O'Keefe, Jr.
Director                                  Director



_____________________________             ______________________________
Earl G. Graves                            Judith Rodin
Director                                  Director



______________________________            _______________________________
Gerald Greenwald                          Richard L. Huber
Director                                  Vice Chairman for Strategy and Finance
                                          (Principal Financial Officer)


                            POWER OF ATTORNEY


We, the undersigned directors and officers of Aetna Life and Casualty Company (the "Company"), hereby severally constitute and appoint Zoe Baird, Richard L. Huber and Robert J. Price, and each of them individually, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names and in the capacities indicated below, the Company's 1995 Form 10-K and any and all amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to the Form 10-K and to any and all amendments thereto.

WITNESS our hands and common seal on this 22nd day of February, 1996.






_____________________________             ______________________________
Ronald E. Compton                         Ellen M. Hancock
Chairman, President and Director          Director
(Principal Executive Officer)



_____________________________             ______________________________
Wallace Barnes                            Michael H. Jordan
Director                                  Director



_____________________________             ______________________________
William H. Donaldson                      Jack D. Kuehler
Director                                  Director



_____________________________             ______________________________
Barbara Hackman Franklin                  Frank R. O'Keefe, Jr.
Director                                  Director


/s/ Earl G. Graves
_____________________________             ______________________________
Earl G. Graves                            Judith Rodin
Director                                  Director



______________________________            _______________________________
Gerald Greenwald                          Richard L. Huber
Director                                  Vice Chairman for Strategy and Finance
                                          (Principal Financial Officer)


                            POWER OF ATTORNEY


We, the undersigned directors and officers of Aetna Life and Casualty Company (the "Company"), hereby severally constitute and appoint Zoe Baird, Richard L. Huber and Robert J. Price, and each of them individually, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names and in the capacities indicated below, the Company's 1995 Form 10-K and any and all amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to the Form 10-K and to any and all amendments thereto.

WITNESS our hands and common seal on this 23rd day of February, 1996.





/s/ R. E. Compton                         /s/ Ellen M. Hancock
_____________________________             ______________________________
Ronald E. Compton                         Ellen M. Hancock
Chairman, President and Director          Director
(Principal Executive Officer)


                                          /s/ Michael H. Jordon
_____________________________             ______________________________
Wallace Barnes                            Michael H. Jordan
Director                                  Director


/s/ William H. Donaldson                  /s/ Jack D. Kuehler
_____________________________             _____________________________
William H. Donaldson                      Jack D. Kuehler
Director                                  Director


/s/ Barbara H. Franklin                   /s/ Frank R. O'Keefe, Jr.
_____________________________             ______________________________
Barbara Hackman Franklin                  Frank R. O'Keefe, Jr.
Director                                  Director


                                          /s/ Judith Rodin
_____________________________             ______________________________
Earl G. Graves                            Judith Rodin
Director                                  Director


/s/ G. Greenwald                          /s/ R. L. Huber
_____________________________             ______________________________
Gerald Greenwald                          Richard L. Huber
Director                                  Vice Chairman for Strategy and Finance
                                          (Principal Financial Officer)
